UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

BNY Mellon Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	01/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Japan Womenomics Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Japan Womenomics Fund

SEMIANNUAL REPORT January 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2020 through January 31, 2021, as provided by Miyuki Kashima, Masafumi Oshiden, Kazuya Kurosawa, Masataka Horikawa and Yoshihiro Aoyama, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended January 31, 2021, BNY Mellon Japan Womenomics Fund’s Class A shares produced a total return of 22.08%, Class C shares produced a total return of 21.75%, Class I shares produced a total return of 22.31% and Class Y shares produced a total return of 22.31%.1 In comparison, the fund’s benchmark, the TOPIX® Total Return Index (the “Index”), achieved a total return of 23.33% for the period.2

Japanese equities rose the period, amid increasing corporate earnings and improving investor sentiment. Security selection constrained the fund’s results compared with the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies listed or principally traded on a recognized stock exchange in Japan that, in the view of the fund’s sub-adviser, benefit from the “Womenomics” initiative in Japan. This initiative seeks to enhance economic growth through the general economic empowerment of women and includes efforts to ease barriers to female employment outside the home, promote women to leadership positions and close the gender pay gap. The fund invests principally in common stocks, but its equity investments also may include preferred stocks and convertible securities, and it may include investment in the stock of companies with any market capitalization.

The fund’s sub-adviser uses an investment process that combines fundamental analysis and security valuation within the Womenomics growth theme. Security selection reflects a growth-at-reasonable-price (GARP) style. Through fundamental, bottom-up research with a mid- to long-term view, the fund’s sub-adviser seeks to identify companies with investment attributes such as growth potential, the ability to deliver long-term earnings above market expectations and attractive valuations. The fund’s sub-adviser selects for investment those Japanese companies it determines will benefit from the Womenomics initiative, such as companies that (i) actively employ and promote women to leadership positions and help close the gender pay gap or have determined to adopt such a strategy going forward, (ii) offer products or services designed for women, or (iii) benefit directly or indirectly from the economic empowerment of women. By selecting such companies for investment by the fund, the fund’s sub-adviser seeks investment opportunities that take advantage of societal and demographic changes in Japan and that the sub-adviser believes should benefit from the resultant growth of female economic power in Japan.

COVID-19 Influences Market and Economic Activity

The six-month period can be divided into two distinct halves based on the differing market environments. The first half from August 2020 to the end of October 2020 was a very quiet market period. Japan experienced a second wave of COVID-19 over the summer and new patients. During the summer vacation months of July and August 2020, in an effort to support restaurants and travel, the government launched a campaign called the “go to” campaign, which provided a subsidy for eating at restaurants and money spent on traveling. Unfortunately, the stimulus effect was cut short as people went out and, as a result, contracted COVID-19, causing cases to rise at the end of the summer. As a result, economic activity toned down again domestically. In light of the rising cases, the market traded sideways.

In November 2020, the resolution to the U.S. presidential election bolstered investor sentiment. Biden won the election, triggering a risk-on mode globally, as investors expected the new Democratic administration would spend more on stimulus than the Republicans would tend to do. In addition, news of viable COVID-19 vaccine candidates began to surface, further fueling investor risk appetites. Consequentially, 10-year U.S. Treasury rates rose as market participants anticipated the beginning of a strong global economic recovery. From November 2020 to the end of the reporting period, there was a strong surge in Japanese equity markets. The Japanese stock market is leveraged to the global economic cycle. Whenever economic sentiment goes up, overseas investors tend to enter the Japanese equity market. Usually, many investors are underweight exposure to Japanese equities. Since November 2020, inflow from overseas investors has picked up considerably, helping to bolster markets.

Corporate earnings recovered very nicely during the period when compared to the beginning of 2020. However, there exists a sharp variation between the performance of different market sectors as of the end of January 2021. Manufacturing sectors, which are geared towards the global economy, have shown a very good recovery. On the other hand, domestic demand-oriented sectors of the economy are still subdued. People are not going out as they used to. Most people are still working from home and are not eating out or traveling. The “go to” campaign was closed down because of the second wave of the pandemic. Over the winter, a third wave of COVID-19 hit Japan. The number of new patients was the highest of the three waves. At the beginning of the new year, the country entered into another soft lockdown period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Stock Selection Constrains Fund Results

During the period, stock selection constrained performance. Household goods company Arata was among the leading detractors for the period. While the company fared well during the early part of 2020 due to the defensive nature of their business, the stock suffered as the market became more cyclically-driven late in the year. Defensive names such as Arata lagged the broader market during this time. Nippon Gas, one of the largest providers of LP gas and city gas in Japan, also suffered late in the year due to the shift away from defensive names. Demand for the company’s product, given the cold winter weather and people staying at home, remains stable. From a sector perspective, overweights to retail and construction companies and an underweight to electric appliance manufacturers detracted most from relative returns.

Conversely, several positions helped relative returns, particularly electric vehicle companies. Motor manufacturer Nidec was among the leading contributors. The company currently occupies more than 80% of the spindle-motor market, which are used for hard-disk drives. Nidec has been shifting their business towards medium-size motors, including motors used in consumer electronics, industrial electronics and automobiles. Their newest product is called e-axle modules, which is a traction motor used for electric vehicles. It is anticipated that this new product may replace the engines of automobiles. Semiconductor manufacturer Rohm manufactures silicon carbide power devices, which are thought to be the future of electric vehicle power. They have the potential to increase battery life. From a sector perspective, overweights to services companies and underweights to food, pharmaceuticals, electricity and gas companies contributed most to relative returns.

Positioned for Female Empowerment

COVID-19 may continue to be a significant influencer of economic and market activity for the near future. We expect the markets will continue to improve ahead of the actual economic growth rate, and investor optimism may continue to grow. We expect central bank support will continue to bolster market valuations. Pockets of volatility could possibly surface, and we may use instances of that market volatility and resulting reductions in price to add opportunistically to appropriate companies in the portfolio. Although there was a temporary setback to female empowerment due to COVID-19, we believe long-term trends are still intact.

We believe that the Japanese society is evolving. Despite temporary setbacks in the number of women employed due to COVID-19, the number of women in the Japanese workforce has increased over the years. However, many women are part-time workers, which has made women more susceptible to job loss during the pandemic. The number of women in managerial posts is significantly below that in the rest of the developed world. The gender wage gap is severe. As the quality of female employment continues to improve, we expect that the wage gap will shrink. According to the World Economic Forum Global Gender Gap Report, which was released in December 2019, Japan improved year-over-year in the category of “economic participation and opportunity.” However, the country backslid in the category of “political empowerment.” We envision that over the long term, the empowerment of women will lead to increases in production and consumer spending, bolstering the country’s growth rates and economic health. We foresee that companies taking part in this trend will benefit from long-term increases in value. As the Womenomics program increases its footprint, we expect additional companies to adopt these practices, increasing our investable universe across a wide range of sectors and companies.

February 16, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The TOPIX® Total Return Index is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. The fund is not managed to a benchmark index, nor will the fund’s portfolio have the same characteristics as its designated, broad-based securities market index.

Equities are subject to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

The fund’s performance will be influenced by political, social and economic factors affecting Japan. As a result, the fund’s performance could be more volatile than that of more geographically diversified mutual funds. The sub-adviser’s investment approach may cause the fund to perform differently than mutual funds that invest in equity securities of Japanese companies, but that do not take into consideration the initiative in Japan to promote the general economic empowerment of women when selecting stocks for investment.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Japan Womenomics Fund from August 1, 2020 to January 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended January 31, 2021

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.00	$11.18	$5.60	$5.60
Ending value (after expenses)	$1,220.80	$1,217.50	$1,223.10	$1,223.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended January 31, 2021

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.36	$10.16	$5.09	$5.09
Ending value (after expenses)	$1,018.90	$1,015.12	$1,020.16	$1,020.16

†Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

January 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Japan - 99.1%
Ain Holdings	600		37,835
Anicom Holdings	2,400		25,889
Arata	1,400		61,706
Aruhi	2,300		37,870
Astellas Pharma	3,600		58,398
Bandai Namco Holdings	600		51,112
Dai-ichi Life Holdings	1,900		29,339
Daikin Industries	600		127,743
DIC	1,200		29,560
Disco	200		64,875
DKS	900		32,516
EM Systems	2,500		23,179
Fuji Electric	800		31,976
Fuji Seal International	1,700		31,659
Hikari Tsushin	200		41,922
Hoya	500		63,942
Insource	2,000		45,235
Japan Hospice Holdings	1,800	[a]	28,942
JINS Holdings	700		45,583
Ki-Star Real Estate	1,500		35,446
Kura Sushi	800		48,606
Kyowa Exeo	2,400		62,841
Lawson	400		19,451
Mitsubishi UFJ Financial Group	8,800		39,649
Nakanishi	2,200		41,997
NEC	1,000		54,258
NICHIAS	2,700		61,334
Nichirei	1,100		31,790
Nidec	1,100		146,090
Nippon Gas	1,700		81,920
Nippon Telegraph & Telephone	3,200		79,769
Omron	600		53,112
Otsuka	900		45,259
Penta-Ocean Construction	11,800		97,116
Persol Holdings	1,800		33,841
Pola Orbis Holdings	2,000		40,126
Premium Group	1,500		34,338
Recruit Holdings	1,800		78,426
Rohm	700		71,261
Ryohin Keikaku	2,000		47,936
Santen Pharmaceutical	4,000		66,271

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Japan - 99.1% (continued)
SCSK		800		44,596
Shimizu		2,200		15,579
Sohgo Security Services		700		34,537
Star Mica Holdings		1,700		17,978
Sumitomo Mitsui Financial Group		1,500		46,690
Suzuki Motor		1,400		63,258
Tokyo Ohka Kogyo		1,400		93,818
Tokyu		3,400		40,085
Toyota Industries		700		55,221
Trusco Nakayama		900		23,323
Vision		4,200	[a]	36,020
Yamaha		900		50,888
Yokogawa Electric		1,600		34,680
Total Common Stocks (cost $2,243,506)				2,696,791
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $21,259)	0.08	21,259	[b]	21,259
Total Investments (cost $2,264,765)		99.9%		2,718,050
Cash and Receivables (Net)		.1%		2,490
Net Assets		100.0%		2,720,540

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	20.8
Retailing	7.2
Commercial & Professional Services	7.1
Materials	6.9
Health Care Equipment & Services	5.8
Software & Services	5.3
Consumer Durables & Apparel	5.0
Semiconductors & Semiconductor Equipment	5.0
Pharmaceuticals Biotechnology & Life Sciences	4.6
Banks	4.6
Automobiles & Components	4.3
Telecommunication Services	4.2
Technology Hardware & Equipment	3.2
Utilities	3.0
Food & Staples Retailing	2.1
Insurance	2.0
Consumer Services	1.8
Household & Personal Products	1.5
Transportation	1.5
Diversified Financials	1.3
Food, Beverage & Tobacco	1.2
Investment Companies	.8
Real Estate	.7
99.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 7/31/20 ($)	Purchases ($)†	Sales ($)	Value 1/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,992	113,210	(101,943)	21,259.8		15
† Includes reinvested dividends/distributions
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	2,243,506	2,696,791
Affiliated issuers	21,259	21,259
Cash denominated in foreign currency	29,447	29,155
Dividends receivable		3,199
Tax reclaim receivable		202
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		15,812
Prepaid expenses		29,344
		2,795,762
Liabilities ($):
Trustees’ fees and expenses payable		28
Other accrued expenses		75,194
		75,222
Net Assets ($)		2,720,540
Composition of Net Assets ($):
Paid-in capital		2,506,118
Total distributable earnings (loss)		214,422
Net Assets ($)		2,720,540

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	271,033	269,714	1,094,092	1,085,701
Shares Outstanding	20,000	20,000	80,620	80,000
Net Asset Value Per Share ($)	13.55	13.49	13.57	13.57

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,889 foreign taxes withheld at source):
Unaffiliated issuers	19,073
Affiliated issuers	15
Total Income	19,088
Expenses:
Management fee—Note 3(a)	9,790
Professional fees	51,741
Registration fees	27,318
Chief Compliance Officer fees—Note 3(c)	7,565
License fees	6,500
Prospectus and shareholders’ reports	4,451
Custodian fees—Note 3(c)	2,067
Distribution fees—Note 3(b)	967
Shareholder servicing costs—Note 3(c)	817
Trustees’ fees and expenses—Note 3(d)	79
Loan commitment fees—Note 2	70
Miscellaneous	10,853
Total Expenses	122,218
Less—reduction in expenses due to undertaking—Note 3(a)	(107,597)
Net Expenses	14,621
Investment Income—Net	4,467
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(4,553)
Net realized gain (loss) on forward foreign currency exchange contracts	(225)
Net Realized Gain (Loss)	(4,778)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	498,191
Net Realized and Unrealized Gain (Loss) on Investments	493,413
Net Increase in Net Assets Resulting from Operations	497,880

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (Unaudited)	Year Ended July 31, 2020
Operations ($):
Investment income—net	4,467	23,108
Net realized gain (loss) on investments	(4,778)	(174,618)
Net change in unrealized appreciation (depreciation) on investments	498,191	167,349
Net Increase (Decrease) in Net Assets Resulting from Operations	497,880	15,839
Distributions ($):
Distributions to shareholders:
Class A	(1,686)	(1,804)
Class C	-	(90)
Class I	(9,198)	(9,665)
Class Y	(9,128)	(9,600)
Total Distributions	(20,012)	(21,159)
Beneficial Interest Transactions ($):
Net proceeds from shares sold
Class I	382	463
Distributions reinvested:
Class I	70	65
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	452	528
Total Increase (Decrease) in Net Assets	478,320	(4,792)
Net Assets ($):
Beginning of Period	2,242,220	2,247,012
End of Period	2,720,540	2,242,220
Capital Share Transactions (Shares):
Class I
Shares sold	31	40
Shares issued for distributions reinvested	6	5
Net Increase (Decrease) in Shares Outstanding	37	45

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	January 31, 2021	Year Ended July 31,
Class A Shares	(Unaudited)	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.17	11.19	12.50
Investment Operations:
Investment income—net[b]	.01	.10	.09
Net realized and unrealized gain (loss) on investments	2.45	(.03)	(1.40)
Total from Investment Operations	2.46	.07	(1.31)
Distributions:
Dividends from investment income—net	(.08)	(.09)	-
Net asset value, end of period	13.55	11.17	11.19
Total Return (%)[c]	22.08[d]	.53	(10.48)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	9.49[e]	10.92	14.51[e]
Ratio of net expenses to average net assets	1.25[e]	1.25	1.25[e]
Ratio of net investment income to average net assets	.21[e]	.87	.86[e]
Portfolio Turnover Rate	11.69[d]	35.51	18.81[d]
Net Assets, end of period ($ x 1,000)	271	223	224

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Six Months Ended
	January 31, 2021	Year Ended July 31,
Class C Shares	(Unaudited)	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.08	11.12	12.50
Investment Operations:
Investment income (loss)—net[b]	(.04)	.01	.01
Net realized and unrealized gain (loss) on investments	2.45	(.05)	(1.39)
Total from Investment Operations	2.41	(.04)	(1.38)
Distributions:
Dividends from investment income—net	-	(.00)[c]	-
Net asset value, end of period	13.49	11.08	11.12
Total Return (%)[d]	21.75[e]	(.32)	(11.04)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	10.24[f]	11.67	15.26[f]
Ratio of net expenses to average net assets	2.00[f]	2.00	2.00[f]
Ratio of net investment income (loss) to average net assets	(.54)[f]	.12	.12[f]
Portfolio Turnover Rate	11.69[e]	35.51	18.81[e]
Net Assets, end of period ($ x 1,000)	270	222	222

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	January 31, 2021	Year Ended July 31,
Class I Shares	(Unaudited)	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.19	11.22	12.50
Investment Operations:
Investment income—net[b]	.03	.13	.11
Net realized and unrealized gain (loss) on investments	2.46	(.04)	(1.39)
Total from Investment Operations	2.49	.09	(1.28)
Distributions:
Dividends from investment income—net	(.11)	(.12)	-
Net asset value, end of period	13.57	11.19	11.22
Total Return (%)	22.31[c]	.67	(10.24)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	9.25[d]	10.67	14.26[d]
Ratio of net expenses to average net assets	1.00[d]	1.00	1.00[d]
Ratio of net investment income to average net assets	.47[d]	1.12	1.11[d]
Portfolio Turnover Rate	11.69[c]	35.51	18.81[c]
Net Assets, end of period ($ x 1,000)	1,094	902	903

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	January 31, 2021	Year Ended July 31,
Class Y Shares	(Unaudited)	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.19	11.22	12.50
Investment Operations:
Investment income—net[b]	.03	.13	.11
Net realized and unrealized gain (loss) on investments	2.46	(.04)	(1.39)
Total from Investment Operations	2.49	.09	(1.28)
Distributions:
Dividends from investment income—net	(.11)	(.12)	-
Net asset value, end of period	13.57	11.19	11.22
Total Return (%)	22.31[c]	.67	(10.24)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	9.23[d]	10.66	14.25[d]
Ratio of net expenses to average net assets	1.00[d]	1.00	1.00[d]
Ratio of net investment income to average net assets	.47[d]	1.12	1.11[d]
Portfolio Turnover Rate	11.69[c]	35.51	18.81[c]
Net Assets, end of period ($ x 1,000)	1,086	895	897

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Japan Womenomics Fund (the “fund”) is a separate non-diversified series of BNY Mellon Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Investment Management Japan Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of January 31, 2021, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A, Class C and Class Y shares and 80,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of January 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	-	2,696,791	††	-	2,696,791
Investment Companies	21,259	-		-	21,259

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

taxes payable or deferred or those subject to reclaims as of January 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in Japan. Because the fund’s investments are concentrated in Japan, the fund’s performance is expected to be closely tied to social, political and economic conditions within the country and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended January 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended July 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $227,239 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2020. The fund has $72,750 of short-term capital losses and $154,489 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended July 31, 2020 was as follows: ordinary income $21,159. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended January 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 1, 2020 through December 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after December 1, 2021, the Adviser, may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $107,597 during the period ended January 31, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended January 31, 2021, Class C shares were charged $967 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2021, Class A and Class C shares were charged $325 and $322, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended January 31, 2021, the fund was charged $155 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended January 31, 2021, the fund was charged $2,067 pursuant to the custody agreement.

During the period ended January 31, 2021, the fund was charged $7,565 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,776, Distribution Plan fees of $176, Shareholder Services Plan fees of $118, custodian fees of $900, Chief Compliance Officer fees of $1,310 and transfer agency fees of $45, which are offset against an expense reimbursement currently in effect in the amount of $20,137.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended January 31, 2021, there was no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended January 31, 2021, amounted to $293,995 and $318,429, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At January 31, 2021, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended January 31, 2021:

Average Market Value ($)
Forward contracts	219

At January 31, 2021, accumulated net unrealized appreciation on investments was $453,285, consisting of $552,970 gross unrealized appreciation and $99,685 gross unrealized depreciation.

At January 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon Investment Management Japan Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of Japanese institutional funds selected by Broadridge as comparable to the fund

(the “Performance Group”) and with a broader group of funds consisting of all retail and institutional Japanese funds (the “Performance Universe”), for the one-year period ended May 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional Japanese funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period ended May 31, 2020.

It was noted that there were only four other funds in the Performance Group and that the fund had only one complete year of operations as of May 31, 2020. The Board considered that performance generally should be considered over longer periods of time. The Adviser also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index, and it was noted that the fund’s return was above the return of the index in the calendar year shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee (which was zero) was lower than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were equal to the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver and expense reimbursement arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance, in light of its short period of operations.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Japan Womenomics Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

BNY Mellon Investment
Management Japan Limited

Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005, Japan

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DJWAX Class C: DJWCX Class I: DJWIX Class Y: DJWYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 4127SA0121

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunity Funds

By:         /s/ David DiPetrillo

                David DiPetrillo

                President (Principal Executive Officer)

Date:      March 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ David DiPetrillo

                David DiPetrillo

                President (Principal Executive Officer)

Date:      March 26, 2021

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      March 29, 2021

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)